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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

October 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2003. The net asset value at that date was $35.45. In addition, a distribution of $0.43 per share was declared for shareholders of record on September 18, 2003 and was paid on September 19, 2003.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares, Inc. had a total return, based on income and change in net asset value, of 10.0%, which compared to the NAREIT Equity REIT Index's(a) return of 9.5%. For the nine months, the fund's total return was 25.4% compared to NAREIT's 24.7%.

    The REIT bull market rolled on in the third quarter, in a fashion totally consistent with what we expected at this point in the economic and real estate cycle. In our view, prices rose because investors recognized the bottoming of fundamentals, turned their attention to the recovery currently in force and anticipated that the recovery would continue over the next several quarters. We believe that recent developments and events validated this price advance. This has frustrated the growing chorus of REIT skeptics, many of whom believe that the sector had outperformed for too long and valuations were stretched to unsustainable levels. Analyst predictions -- such as 'REITs will lag a rising stock market' and 'REITs are interest rate sensitive' -- never came to pass as REITs performed well as stock prices rose and interest rates experienced a record increase. Once again, investing in accordance with conventional wisdom proved to be unrewarding.

    Widespread expectations by economists that U.S. GDP grew 5% in the third quarter had a positive impact on most asset classes, with the exception of long-term bonds. This economic strength was evidenced by improving consumer and business confidence, strong retail sales, increasing factory orders and growing manufacturing strength. Despite concerns about the 'jobless recovery,' signs finally appeared that job losses were abating and, by September, there was an actual increase in jobs.

    Indicators of improving health in the property market abound. Commentators have noted that vacancy rates in the office sector appear to be nearing their bottom. The prospect for future job growth should facilitate further improvement in this sector. In addition, developers and lenders have shown much greater restraint in this downturn than in the office market in the early 1990s, which should help the market recover more quickly than it did in the last recession. The apartment sector, which has been battered over the past several years, showed

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

moderate signs of improvement during the third quarter. Indicators such as revenue per available room in the hotel industry turned positive for the first time in over two years, and hotel stocks were the star performers of the quarter, rising 21%. Retail sales trends and as a result regional mall fundamentals continued to be very positive and the stocks rose over 13% in the quarter.

    At the company level, good news far outweighed bad, as a growing number of REIT managements affirmed or increased earnings guidance, or reported improving fundamental trends. This was most evident in the hotel sector. In the office sector, the recent sale of New York's General Motors Building for $1.4 billion, approximately $800 per square foot, was a seminal event. The auction of this property attracted multiple bidders from both the public and private market and the final selling price far exceeded most expectations. Understandably, this provided hard evidence of the value of class A office properties and in our view had a very positive impact on large New York office owners such as Vornado Realty (up 36% this year) and Brookfield Properties (up 31%). Whereas office REITs as a whole have not been the single best performing sector in the REIT industry, we believe their 22% return this year likely indicates expectations that service sector job growth will translate into better occupancies and rents in the future. Responding to strong trends in retail sales, most regional mall owners have reported double digit earnings increases that have been accompanied by substantial dividend increases. General Growth Properties was a leader in this trend, having recently raised its annual dividend by 25%. Further, the major mall owners have all completed new property developments or acquisitions that have boosted both current earnings and prospective growth rates.

    The industry-wide improvement in REIT balance sheets and growth prospects has continued unabated this year. The refinancing or retirement of high cost debt and preferred stock has improved financial strength and flexibility. This, in turn, has enhanced equity values. Still, it is notable that unsecured borrowing by REITs this year, at $6.4 billion, trails the $8.1 billion raised in the same period last year, suggesting that REITs are taking advantage of low interest rates without increasing financial leverage. Many companies have taken advantage of strong stock prices to issue what we consider to be judicious amounts of common equity. This equity has in many cases been used to replace debt or make property acquisitions, often contributing to increased earnings. Whereas some commentators and analysts have argued that equity issuance is a warning sign, the $3.8 billion in common equity raised in the first nine months of 2003 significantly trails the $4.7 billion raised in the same period of 2002. (In 1997, REITs raised a record $20 billion.) Further, considering that the equity market capitalization of the REIT industry is now over $200 billion, this equity issuance is rather insignificant.

    Many commentators and analysts have attributed the REIT rally simply to money flows, implying that rising prices are exclusively the result of irrational technical factors rather than fundamental factors. Indeed, while year-to-date $3.0 billion has been invested in real estate mutual funds, this is well below absolute levels experienced historically. (As with equity issuance, fund inflows reached their peak in 1997, with $4.1 billion of new assets being invested in real estate mutual funds.) Further, as a percentage of the existing $23.5 billion in fund assets, it is an even less significant statistic. This flow of funds, in our opinion, is the result of the aforementioned

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

fundamental factors. To believe that funds flows are the drivers of bull markets in our view places cause and effect in reverse order. Demand for an asset class is based on its investment merits, and that is what causes money to flow into that asset.

INVESTMENT OUTLOOK

    Perhaps the most passionate debate in the REIT industry revolves around the current level of stock valuations. Following their strong price advance this year, we believe REITs are trading, on average, at a modest premium to net asset value (NAV), approximately 5% to 10% compared to their long-term average of 0%. In addition, they are trading at a price/cash flow multiple of 11.5, above their long-term average of 11.3. REIT skeptics assert that this limits any further upside price potential, and makes them vulnerable to a price decline. Overlooked, however, is the fact that improving fundamentals are already translating into higher earnings -- thereby resulting in declining future price/cash flow ratios. Similarly, as property level cash flows increase, so are underlying property values. Almost every company that has reported or forecasted improving operations has seen Wall Street earnings estimates and NAV estimates rise, sometimes substantially.

    Just as fundamental events have validated price movements to date, further strong returns from REITs (as well as stocks in general), will require the anticipation of ongoing improvement in economic and real estate fundamentals. As this economic recovery proceeds, we expect continued increases in earnings and NAV estimates. As long as this prospect remains intact, we would expect share prices to perform in accordance.

    One further factor often overlooked is the access to capital and acquisitions that is available to most of the established high quality REITs. Their strengthened balance sheets have provided them with wide flexibility in acquiring and financing property. Their access to public and private debt and equity capital is simply unprecedented. Just a few of the many examples are the international joint ventures the ProLogis company has established, raising over $1 billion of equity for investment in Europe and Asia. AMB Property Corp. has raised $200 million for the acquisition of domestic industrial properties. Health Care Property Investors has raised $200 million of equity in a joint venture to purchase medical office buildings. CBL & Associates and Developers Diversified have sold large shopping center portfolios to newly created companies in Australia, while retaining the management of them. As investor appetite for real estate has grown, more and more REITs are becoming the beneficiaries of this capital, and they are seeing more and more attractive acquisition opportunities. This has enabled them to achieve a competitive rate of return on new investments as well as to earn management and incentive fees. Again, we expect these transactions to boost both current and future earning power.

    A vast number of investors have become more interested in current income, due no doubt to the combination of market volatility, the low interest rate environment and the general focus on dividends brought on by the recently enacted legislation reducing the tax on corporate dividends. (REITs are excluded from this lower tax rate.) Strong dividend income, and indeed the possibility for dividend growth, are an important part of this

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

equation and the REIT industry in our view remains on the forefront of delivering growing income to shareholders. Despite the softest real estate market in 10 years and flat to declining cash flows industry-wide, REIT managements were able to add value by making judicious investment decisions and taking advantage of favorable capital and financing markets. This is demonstrated by the fact that REIT dividends, based on a weighted average of the 100 largest companies in the NAREIT Equity REIT Index, grew in 2002 at a 3.5% rate and continued to grow so far in 2003, at a 3.4% rate. We expect 48 of these 100 largest REITs to increase their dividends this year while only six will have reduced them. In our view, this year should be the trough year for REIT earnings, and we expect the rate of dividend growth to rise in 2004 and accelerate thereafter. Therefore, just like in the price/cash flow ratio and NAV analyses, we believe the current average REIT dividend yield (6.0% at quarter-end) must be viewed in the context of future growth potential as well.

    Notwithstanding our long-term view of REIT industry prospects, we believe it would not be reasonable to expect a continuation of the extraordinary returns REITs have delivered so far this year. While we do not consider REITs to be expensive, the undervaluation they may have experienced in recent years has in our view been corrected. Our forecast is for a reversion to the long-term average total return -- which was 11.6% for the 10-year period ended September 30, 2003 -- with most of that return coming from dividends. Successful investing, particularly in real estate, requires a long-term time horizon. It is therefore ironic that so many real estate analysts have adopted a posture that embraces short-term market-timing. If we have learned anything from the past few tumultuous years of the securities markets, it is that market-timing is a trap for the unsophisticated. We believe more than ever in the power of REITs to deliver competitive total returns over the long-term while providing investors with excellent portfolio diversification benefits.

Sincerely,

            MARTIN COHEN                     ROBERT H. STEERS
            MARTIN COHEN                     ROBERT H. STEERS
            President                        Chairman

                          JAMES S. CORL
                          JAMES S. CORL
                          Portfolio Manager

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                   NUMBER
                                                                 OF SHARES       VALUE
                                                                 ----------   ------------
EQUITIES                                               98.71%
    DIVERSIFIED                                         7.81%
         Crescent Real Estate Equities Co. ...................     986,500    $ 14,304,250
         Vornado Realty Trust.................................     987,500      47,439,500
                                                                              ------------
                                                                                61,743,750
                                                                              ------------
    HEALTH CARE                                         1.12%
         Ventas...............................................     517,000       8,851,040
                                                                              ------------
    HOTEL                                               8.19%
         Hilton Hotels Corp. .................................     617,900      10,022,338
         Host Marriott Corp.(a)...............................   2,351,300      25,229,449
         Starwood Hotels & Resorts Worldwide..................     847,000      29,475,600
                                                                              ------------
                                                                                64,727,387
                                                                              ------------
    INDUSTRIAL                                          9.66%
         AMB Property Corp. ..................................     360,400      11,103,924
         Catellus Development Corp.(a)........................   1,215,000      29,706,750
         ProLogis.............................................   1,175,600      35,561,900
                                                                              ------------
                                                                                76,372,574
                                                                              ------------
    OFFICE                                             22.17%
         Arden Realty.........................................     851,500      23,773,880
         Boston Properties....................................   1,000,400      43,487,388
         Brookfield Properties Corp.(b).......................   1,011,600      23,737,582
         CarrAmerica Realty Corp. ............................     470,700      14,050,395
         Equity Office Properties Trust.......................   1,046,800      28,818,404
         Mack-Cali Realty Corp. ..............................     296,700      11,630,640
         Maguire Properties...................................     448,400       9,192,200
         Prentiss Properties Trust............................     308,300       9,557,300
         SL Green Realty Corp. ...............................     305,100      11,017,161
                                                                              ------------
                                                                               175,264,950
                                                                              ------------

-------------------
(a) Non-income producing security.
(b) Brookfield Properties Corp. is a Canadian company whose common stock is listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the fund's position in Canadian dollars on September 30, 2003 was $32,057,452 based on an exchange rate of 1 Canadian dollar to
    0.74047 U.S. dollars.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                   NUMBER
                                                                 OF SHARES       VALUE
                                                                 ----------   ------------
    OFFICE/INDUSTRIAL                                   4.73%
         Kilroy Realty Corp. .................................     483,000    $ 13,789,650
         Liberty Property Trust...............................     173,200       6,404,936
         Reckson Associates Realty Corp. .....................     745,600      17,230,816
                                                                              ------------
                                                                                37,425,402
                                                                              ------------
    RESIDENTIAL                                        19.09%
      APARTMENT                                        17.74%
         Apartment Investment & Management Co. ...............     280,100      11,024,736
         Archstone-Smith Trust................................   1,227,800      32,389,364
         AvalonBay Communities................................     828,700      38,783,160
         BRE Properties.......................................     172,300       5,682,454
         Equity Residential...................................     539,200      15,787,776
         Essex Property Trust.................................     212,600      13,332,146
         Post Properties......................................     507,100      13,808,333
         Summit Properties....................................     415,100       9,431,072
                                                                              ------------
                                                                               140,239,041
                                                                              ------------
      MANUFACTURED HOME                                 1.35%
         Sun Communities......................................     271,100      10,681,340
                                                                              ------------
         TOTAL RESIDENTIAL....................................                 150,920,381
                                                                              ------------
    SELF STORAGE                                        1.05%
         Public Storage.......................................     212,800       8,348,144
                                                                              ------------
    SHOPPING CENTER                                    24.89%
      COMMUNITY CENTER                                  5.60%
         Developers Diversified Realty Corp. .................     376,100      11,234,107
         Federal Realty Investment Trust......................     546,900      20,158,734
         Pan Pacific Retail Properties........................     134,900       5,800,700
         Regency Centers Corp. ...............................     192,100       7,078,885
                                                                              ------------
                                                                                44,272,426
                                                                              ------------

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                   NUMBER
                                                                 OF SHARES       VALUE
                                                                 ----------   ------------
      REGIONAL MALL                                    19.29%
         CBL & Associates Properties..........................     295,200    $ 14,730,480
         General Growth Properties............................     265,700      19,050,690
         Macerich Co. ........................................     483,900      18,267,225
         Mills Corp. .........................................     531,600      20,918,460
         Rouse Co. ...........................................     750,000      31,275,000
         Simon Property Group.................................     840,200      36,615,916
         Taubman Centers......................................     596,200      11,685,520
                                                                              ------------
                                                                               152,543,291
                                                                              ------------
         TOTAL SHOPPING CENTER................................                 196,815,717
                                                                              ------------
             TOTAL EQUITIES (Identified
                cost -- $605,155,971).........................                 780,469,345
                                                                              ------------

                                                                 PRINCIPAL
                                                                   AMOUNT
                                                                 ----------
COMMERCIAL PAPER                                        0.34%
         UBS Financial, 0.90%, due 10/01/2003
           (Identified cost -- $2,713,000)....................   $2,713,000      2,713,000
                                                                              ------------
TOTAL INVESTMENTS (Identified cost -- $607,868,971) ... 99.05%                 783,182,345
OTHER ASSETS IN EXCESS OF LIABILITIES .................. 0.95%                   7,489,764
                                                        -----                 ------------
NET ASSETS (Equivalent to $35.45 per share based on
  22,301,346 shares of capital stock outstanding) .... 100.00%                $790,672,109
                                                       ------                 ------------
                                                       ------                 ------------

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            FINANCIAL HIGHLIGHTS (a)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/02..............                 $615,689,536            $29.41
    Net investment income..................  $ 27,429,385                  $ 1.27
    Net realized and unrealized gain on
       investments.........................   132,616,291                    6.06
    Distributions from net investment
       income..............................   (27,979,668)                  (1.29)
    Capital stock transactions:
         Sold..............................   143,824,643
         Distributions reinvested..........     9,374,468
         Redeemed..........................  (110,282,546)
Net increase in net asset value............                  174,982,573              6.04
                                                            ------------            ------
End of period: 9/30/2003...................                 $790,672,109            $35.45
                                                            ------------            ------
                                                            ------------            ------

                          AVERAGE ANNUAL TOTAL RETURNS
                 (PERIODS ENDED SEPTEMBER 30, 2003) (UNAUDITED)

One Year  Since Inception (2/14/00)
--------  -------------------------
 25.15%            17.17%

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                              FOR TOTAL RETURN:

                   COHEN & STEERS                                     COHEN & STEERS
                 EQUITY INCOME FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

            FOR CAPITAL APPRECIATION:                                  FOR TOTAL RETURN:

                 COHEN & STEERS                                         COHEN & STEERS
              SPECIAL EQUITY FUND                                 INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX


                         FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND,
                           OR TO OBTAIN A PROSPECTUS, PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

    THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND, INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                     KEY INFORMATION

Robert H. Steers                           INVESTMENT MANAGER
Director and chairman                      Cohen & Steers Capital Management, Inc.
                                           757 Third Avenue
Martin Cohen                               New York, NY 10017
Director and president                     (212) 832-3232

Gregory C. Clark                           FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                   State Street Bank and Trust Company
                                           225 Franklin Street
Bonnie Cohen                               Boston, MA 02110
Director
                                           TRANSFER AGENT
George Grossman                            Boston Financial Data Services, Inc.
Director                                   Two Heritage Drive
                                           North Quincy, MA 02171
Richard J. Norman                          (800) 437-9912
Director
                                           LEGAL COUNSEL
Willard H. Smith Jr.                       Simpson Thacher & Bartlett
Director                                   425 Lexington Avenue
                                           New York, NY 10017
Adam Derechin
Vice president and assistant treasurer     DISTRIBUTOR
                                           Cohen & Steers Securities, LLC
Lawrence B. Stoller                        757 Third Avenue
Assistant secretary                        New York, NY 10017
                                           Nasdaq Symbol: CSRIX
                                           Web site: cohenandsteers.com
                                           Net asset value (NAV) can be found in
                                           the daily mutual fund listings in the
                                           financial section of most major
                                           newspapers under Cohen & Steers.
                                           This report is authorized for delivery
                                           only to shareholders of Cohen & Steers
                                           Institutional Realty Shares, Inc.
                                           unless accompanied or preceded by the
                                           delivery of a currently effective
                                           prospectus setting forth details of
                                           the fund. Past performance, of course,
                                           is no guarantee of future results and
                                           your investment may be worth more or
                                           less at the time you sell.

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Cohen & Steers
Institutional Realty Shares
757 Third Avenue
New York, NY 10017



       COHEN & STEERS
INSTITUTIONAL REALTY SHARES




---------------------------------
        QUARTERLY REPORT
       SEPTEMBER 30, 2003